UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — April 3, 2007

Palace Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	20-4503577
(State of incorporation)	(I.R.S. Employer Identification No.)

4590 MacArthur Boulevard, Suite 400
Newport Beach, California 92660	(949) 797-9700
(Address of Principal Executive Offices, including Zip Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 230.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

The Company is issuing a press release dated April 3, 2007, reporting a temporary delay in the filing of its Annual Report on Form  10-K due to the fact that the Company discovered an accounting error in its previously issued Quarterly Report on Form 10-Q and announcing unaudited consolidated financial results for the three-month and twelve-month periods ended December 31, 2006.  A copy of the Company’s press release is attached as an Exhibit under Item 9.01(d) below.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

On April 2, 2007, Palace Entertainment Holdings, Inc. (the “Company”) announced that the filing of its Annual Report on Form 10-K would be delayed because the Company and its Audit Committee had identified an accounting error in the financial statements of the Company’s predecessor subsequent to the issuance of the Company’s unaudited condensed consolidated financial statements for the three and nine-month periods ended September 30, 2006 on Form 10-Q, and therefore these financial statements should no longer be relied upon.  The error relates to a $4.4 million overstatement of non cash accretion of interest expense, related to the predecessor company’s redeemable securities, subsequently retired as of the date of the acquisition of Festival Fun Parks, LLC on April 12, 2006, and a $4.4 million understatement of net income for the three and nine months period ended September 30, 2005.  This error does not affect the full year results for either 2006 or 2005.

The Company will be filing an amendment to its Form 10-Q for the three and nine month periods ended September 30, 2006 to restate the Condensed Consolidated Financial Statements for the three and nine months ended September 30, 2005 prior to the issuance of Form 10-K.  Also, the Company plans to file its Annual Report on Form 10-K within the time frame outlined in Form 12b-25.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered accounting firm.

Section 9 — Financial Statements and Exhibits

Item 9.01(d) Exhibits

99.           Press Release dated April 3, 2007.

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS AND RISK FACTORS

(Safe-Harbor Statement Under the Private Securities Litigation Reform Act of 1995)

This quarterly report on Form 10-Q contains forward-looking statements. Forward-looking statements are statements that are not historical facts, including statements about our beliefs and expectations or any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements include, but are not limited to, statements generally preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” “project,” “targets,” “likely,” “would,” “could” or similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, strategies, contingencies, financing plans, working capital needs, sources of liquidity, capital expenditures, amounts and timing of expenditures and contemplated transactions.

Forward-looking statements reflect our current expectations and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our water parks and family entertainment centers, expected pricing levels, the timing and cost of planned capital expenditures, the estimated operational costs for each of our water parks and family entertainment centers, expected outcomes of pending litigation, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors may relate to, among other things:

•                  adverse weather conditions and other natural phenomena;

•                  seasonal operations of water parks;

•                  risk of in-park accidents and health risks;

•                  changes in consumer preferences;

•                  reductions in consumer disposable income;

•                  our ability to compete successfully with other amusement parks and other entertainment providers;

•                  governmental and environmental requirements and changes in those requirements;

•                  increases in general liability and workers compensation claims;

•                  discontinuation of our leases pursuant to termination or default provisions;

•                  acquisition and retention of key personnel;

•                  our level of indebtedness; and

•                  restrictions contained in our debt agreements.

You should not place undue reliance on any forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties that may cause actual results to differ materially from trends, plans or expectations set forth in the forward-looking statements which, as a result, may adversely affect the value of, and our ability to make payments on, our 10 7/8% Senior Notes due 2014. These risks and uncertainties may include those discussed in Part I, Item 2 and Part II, Item 1A of this report. New risks can emerge from time to time. It is not possible for us to assess all of these risks, nor can we assess the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in the forward-looking statements. Given such risks and uncertainties, we urge you to read this report completely with the understanding that actual future results may be materially different from what we plan or expect.  The Company will not update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Alexander Weber, Jr.
By: Alexander Weber, Jr.
Its: Chief Executive Officer and President
(Principal Executive Officer)
Dated: April 3, 2007

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ James A. Burk
By: James A. Burk
Its: Chief Financial Officer

Dated: April 3, 2007